Scudder Massachusetts Tax Free Fund

Semiannual Report
September 30, 1996

Pure No-Load(TM) Funds

For investors seeking double tax-free income exempt from both Massachusetts and regular federal income taxes.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  22  Investment Products and Services
  23  How to Contact Scudder

                                    In Brief

o As of September 30, 1996, Scudder Massachusetts Tax Free Fund's 30-day net annualized SEC yield was 4.86%, equivalent to a 9.14% taxable yield for Massachusetts investors subject to the 46.85% maximum combined federal and state income tax rate.

o The Fund received five stars from Morningstar, reflecting the highest possible rating for risk-adjusted performance through September 30, 1996. The Fund has held a five-star Morningstar rating since June 1994.

For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. 561 municipal funds were rated. 10% received five stars, 22.5% received four stars, 35% three stars, 22.5% two stars, and the bottom 10% one star. The Fund received five stars for three- and five-year performance as well. Past performance is no guarantee of future returns.

o For the semiannual and one-year periods ended September 30, 1996, Scudder Massachusetts Tax Free Fund posted total returns of 2.98% and 6.22%, respectively, compared with the 3.11% and 5.75% average returns of 51 similar funds tracked by Lipper Analytical Services over the same periods. The Fund ranked number one among its peers for the three-, four-, and five-year periods ended September 30. See page 6 for additional information on the Fund's rankings.


                     2 - Scudder Massachusetts Tax Free Fund

                        Letter From the Fund's President
Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format, which is being gradually introduced for all Scudder funds, is intended to enhance the usefulness and readability of the reports.
Let us know what you think.

     We are very pleased to report Scudder Massachusetts Tax Free Fund's outstanding long-term performance. In addition to the Fund's five-star Morningstar rating (see "In Brief" on page 2), the Fund ranked number one among all Massachusetts tax-free funds over three-, four-, and five-year periods for total return performance as tracked by Lipper. And as portfolio managers Philip Condon and Kathleen Meany report in the portfolio management discussion that follows, the Fund continues to post a high double tax-free yield by investing in a wide variety of Massachusetts municipal bonds. The Fund also attempts to approximate the average maturity of the unmanaged Lehman Brothers Municipal Bond Index but with a superior portfolio structure and the possibility of higher returns. Please read the discussion beginning on page 6 for more information.

     We would like to take this opportunity to introduce the two newest members of Scudder's family of pure no-load(TM) funds -- Scudder 21st Century Growth Fund and Scudder Classic Growth Fund. Scudder 21st Century Growth Fund seeks long-term growth by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century. Scudder Classic Growth Fund seeks long-term growth by investing primarily in common stocks of medium to large U.S. companies; additionally, it seeks to keep the value of its shares more stable than the typical capital growth mutual fund. For more information on either of these new funds and other Scudder products and services, please see page 22. For questions about Scudder Massachusetts Tax Free Fund, please call a Scudder Investor Information representative at 1-800-225-2470.

     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder Massachusetts Tax Free Fund



                     3 - Scudder Massachusetts Tax Free Fund

PERFORMANCE UPDATE as of September 30, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER MASSACHUSETTS TAX FREE FUND
--------------------------------------
1 Year    $10,622     6.22%   6.22%
5 Year    $14,769    47.69%   8.11%
Life of
Fund*     $21,651   116.51%   8.61%

--------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
1 Year    $10,604     6.04%   6.04%
5 Year    $14,323    43.23%   7.44%
Life of
Fund*     $21,340   113.40%   8.46%

*The Fund commenced operations on May 28, 1987.
Index comparisons begin May 31, 1987.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED SEPTEMBER 30

SCUDDER MASSACHUSETTS TAX FREE FUND
Year            Amount
----------------------
5/31/87        $10000
'87            $ 9871
'88            $11353
'89            $12349
'90            $12933
'91            $14660
'92            $16432
'93            $18981
'94            $18344
'95            $20384
'96            $21651

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
5/31/87        $10000
'87            $10038
'88            $11341
'89            $12325
'90            $13163
'91            $14899
'92            $16426
'93            $18553
'94            $18100
'95            $20124
'96            $21340

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED SEPTEMBER 30

                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $11.60   $12.30  $12.30 $12.03  $12.74  $13.28  $14.24  $12.95  $13.63  $13.75
INCOME DIVIDENDS..   $  .25   $  .81  $  .85 $  .82  $  .82  $  .83  $  .84  $  .78  $  .72  $  .71
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $  -     $  .10  $  .19 $  .02  $  .04  $  .12  $  .18  $  .04  $  -    $  -
FUND TOTAL
RETURN (%)........    -1.29    15.01    8.77   4.73   13.35   12.09   15.51   -3.36  11.12    6.22
INDEX TOTAL
RETURN (%)........      .38    12.98    8.68   6.80   13.19   10.45   12.74   -2.44  11.18    6.04


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year and life of Fund would have been lower.


                     4 - Scudder Massachusetts Tax Free Fund

PORTFOLIO SUMMARY as of September 30, 1996
--------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------
General Obligation                        26%
Hospital/Health                           21%
Water/Sewer Revenue                       12%
Higher Education                          11%
Electric Utility Revenue                  10%
Housing Finance Authority                  5%
Public Housing Authority                   5%
Pollution Control Industrial Development   4%
Miscellaneous Municipal                    6%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund continues to invest in a broad
selection of Massachusetts municipal bonds.

---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
AAA                                38%
AA                                  2%
A                                  46%
BBB                                11%
Not Rated                           3%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Weighted average quality: AA

Overall quality remains high, with
86% of portfolio securites rated
A or better.

---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Less than 1 year                    1%
1-5 years                           8%
5-10 years                         45%
10-15 years                        33%
15 years or greater                13%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Weighted average effective maturity: 10.1 years

To take advantage of opportunities to lock in a substantial income stream over time, we buy and hold noncallable municipal bonds with 10 to 15 year maturities.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10.

                     5 - Scudder Massachusetts Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

Over two contrasting quarters of municipal bond market performance, Scudder Massachusetts Tax Free Fund continued to post a high double tax-free yield and maintain its superior long-term total return performance. On September 30, 1996, the Fund's 30-day net annualized SEC yield was 4.86%, equivalent to a 9.14% taxable yield for shareholders subject to the 46.85% maximum combined state and federal income tax rate. This "tax-equivalent" yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality. During its most recent semiannual period ended September 30, the Fund's shareholders received $0.35 per share of income exempt from federal and Massachusetts state income taxes.

During a six-month period that saw modest price gains for the intermediate-maturity municipal bonds the Fund primarily invests in, the Fund's share price increased $0.05 to $13.75 per share. The combination of the increase in the Fund's share price and $0.35 in interest income enabled the Fund to post a positive total return of 2.98% over the semiannual period. This performance is roughly in keeping with the 3.11% average total return of similar funds tracked by Lipper Analytical Services. The Fund continues to earn the number one total return ranking among its peers for the three-, four-, and five-year periods ended September 30, 1996.

                                An Update on the
                              Massachusetts Economy

Massachusetts' steadily recovering economy has helped the commonwealth replenish its reserves, while also creating jobs. Fiscal year 1996 operating revenues were up 5.7% while expenditures rose only 4.0%. The state finished its fiscal year with an operating surplus of $426 million, and the overall Massachusetts taxpayer income tax bill for 1996 will be reduced by $150 million from 1995. Key industries benefiting from the latest but more modest "Massachusetts miracle" have been computer, mutual fund, consulting, and biotechnology firms.

Approximately two-thirds of the jobs lost in the last recession have been replaced. The state's unemployment rate in July 1996 of 4.5% -- the lowest since 1989 -- was well below the national average of 5.2%. And Massachusetts continues to be a wealthy state. Per capita income in 1995 was $26,994, 18% higher than the national average and fourth highest in the country. Debt levels are high, but manageable. Lastly, recent federal welfare reform legislation is not expected to affect the commonwealth negatively since its own welfare legislation passed in September 1995 is similar.

                           Economic and Market Review

The U.S. economy continued to grow at a moderate to slow pace during the Fund's most recent semiannual period. The two quarters were mixed in terms of bond market performance; for the second quarter of 1996, the economy picked up some



                     6 - Scudder Massachusetts Tax Free Fund

 Scudder Massachusetts Tax Free Fund:
 Superior Long-Term Performance
 (Lipper rankings for periods ended September 30,  1996)


                                     Number of Funds
Period            Lipper Rank         in Peer Group
------            -----------         -------------

 Six Months            25         of          51

 1 Year                10         of          51

 2 Years                5         of          42

 3 Years                1         of          29

 4 Years                1         of          23

 5 Years                1         of          20

Past performance does not guarantee future results.

steam as snow from heavy winter storms melted, shoppers returned to retail stores, and hiring increased. In addition, the collapse of the Congressional Republicans' budget initiatives was viewed unfavorably by the bond market. These two factors helped to drive bond yields higher (and prices lower) during the second quarter. Bond yields as well as the economy retreated during the third quarter as consumers seemed to feel the weight of their personal debt -- credit card debt service payments as a percentage of disposable income rose to an all-time high this year, and analysts predicted over a million people will declare bankruptcy in 1996.

Over the past several years, the economy has progressed at a fairly consistent pace, with inflation restrained throughout. The bond market, on the other hand, has been fairly volatile, constantly anticipating far greater changes than the economy has exhibited. Now, after six years of expansion, the U.S. economy may actually be slowing. Consumers appear to be overburdened, retail sales figures were negative during the third quarter, the government's monetary policy is tight by historical standards (with a Fed Funds rate of 5 1/4%), and business investment is slowing. In recent months, bond yields have fluctuated, but have generally declined in step with this pullback.

For the semiannual period, municipal bonds, which typically exhibit less price volatility than Treasury bonds, held their own, thanks in part to a relatively light supply. While yields of long-term Treasury bonds rose two tenths of a percentage point and prices declined 2.4% during the period, yields of municipal bonds of similar maturity declined two tenths of a percentage point while prices rose 2.9% for the same period. Large numbers of municipal bonds were called or matured during the period, especially in June and July. In September, new municipal issues totaled $10.5 billion, the lowest monthly number in over a year. The municipal market continues to be supported both by retail bond buyers and institutions such as insurance companies.

                              Three-Point Strategy

Our strategy in managing Scudder Massachusetts Tax Free Fund's portfolio during the past six months is similar to that cited in our last report to you. We

                     7 - Scudder Massachusetts Tax Free Fund
buy and hold noncallable longer-intermediate-maturity bonds (those with maturities of 10 to 15 years) to take advantage of opportunities to lock in a substantial income stream for the Fund over time. As of September 30, 33% of the Fund's securities had maturities in this range. We also continue to look for opportunities to add some BBB-rated and non-rated bonds to the portfolio. These bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund held 14% of bonds in these two categories as of September 30. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.) Lastly, our goal is to have an average effective maturity similar to that of the unmanaged Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior, call-protected structure. As of September 30, the Fund's average effective maturity was 10 years.

The Fund's overall quality remains high, with 86% of portfolio securities rated A or better as of September 30. We continue to invest in a broad selection of Massachusetts municipal bonds, including general obligation, hospital/health, and water/sewer revenue bonds.

                              An Emphasis on Income
                           and Competitive Performance

The Fund seeks to provide investors with a high level of federal and state tax-exempt income as well as total returns. We pursue the Fund's objectives by concentrating on three broad categories of Massachusetts municipal bonds:

o Noncallable bonds, which an issuer cannot redeem before the maturity date. When interest rates fall, bond issuers tend to reduce their borrowing expenses by redeeming "callable" existing bonds and issuing new securities that pay lower interest rates. Noncallable bonds provide a relatively stable stream of income and solid price appreciation potential over time. During the period, we sold bonds with weak call protection in favor of those with better call protection. As of September 30, 40% of bonds the Fund held were noncallable.

o Steeply discounted callable bonds, which are unlikely to be subject to early redemption at par value by their issuers.

o "Cushion" bonds. We balance the Fund's long-maturity bonds by purchasing so-called cushion bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short time.

                               A Further Slowdown?

The U.S. economy is flashing several caution lights. Some companies -- notably fast food outlets and department stores -- are attempting to interest their customers in higher priced items. That these and other companies are even considering raising prices makes us believe that the economy may slow further, because we are confident that the Federal Reserve will raise interest rates at the first signs of any uptick in inflation. Though we believe that any excesses in the U.S. economy would soon be corrected, and that the economy will remain resilient, any further slowdown should benefit the municipal bond market.



                     8 - Scudder Massachusetts Tax Free Fund

Meanwhile, as managers we will retain our focus on noncallable, longer-intermediate-maturity tax-free bonds, because we believe they offer the most attractive balance of return and risk. We will continue to maintain a neutral average maturity for the Fund and pay close attention to credit quality as we pursue double tax-free income and competitive total return for Scudder Massachusetts Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon      /s/Kathleen A. Meany

Philip G. Condon         Kathleen A. Meany


                     9 - Scudder Massachusetts Tax Free Fund

            Investment Portfolio as of September 30, 1996 (Unaudited)

                                                                                 Principal          Credit         Market
                                                                                 Amount ($)        Rating (b)     Value ($)
--------------------------------------------------------------------------------------------------------------------------
Short-term Municipal Investments 0.5%
--------------------------------------------------------------------------------------------------------------------------
Massachusetts
Massachusetts General Obligation, Dedicated Income Tax Series B, Daily Demand
  Note, 3.859%, 12/1/97* .......................................................     200,000         MIG1          200,000
Massachusetts Health and Educational Facilities Authority:
  Series C, Daily Demand Note, 3.9%, 7/1/05 (c)* ...............................   1,100,000         A-1         1,100,000
  Harvard University, 3.6%, 8/1/17* ............................................     400,000         MIG1          400,000
--------------------------------------------------------------------------------------------------------------------------
Total Short-term Municipal Investments (Cost $1,700,000) .......................                                 1,700,000
--------------------------------------------------------------------------------------------------------------------------

Long-term Municipal Investments 99.5%
--------------------------------------------------------------------------------------------------------------------------
Massachusetts
Boston, MA, General Obligation, Series A, 6.5%, 7/1/12 (c) .....................   2,320,000         AAA         2,508,639
Boston, MA, Industrial Development Authority, Springhouse Project,
  9.25%, 7/1/25 ................................................................   1,000,000         NR          1,023,860
Chicopee, MA, Electric System Revenue, ETM, 7.125%, 1/1/17*** ..................   1,210,000         AAA         1,394,210
Dedham-Westwood, MA, Water District, General Obligation, 5%, 10/15/08 (c) ......   1,035,000         AAA         1,004,012
Haverhill, MA, Unlimited Tax, General Obligation, Series A, 7%, 6/15/12 (c) ....     600,000         AAA           667,944
Holyoke, MA, General Obligation  C06 Series 1996, 6%, 6/15/09 (c) ..............   1,560,000         AAA         1,608,844
Massachusetts Bay Transportation Authority:
  Certificate of Participation, 7.75%, 1/15/06 .................................   1,000,000         A           1,163,450
  General Transportation System:
   Series A, 5.4%, 3/1/07 ......................................................  13,325,000         A          13,421,473
   Series A, 5.5%, 3/1/12 ......................................................   3,000,000         A           2,981,370
   Series 1993 A, 5.5%, 3/1/09 .................................................   1,000,000         A             998,170
   Series B, 6.2%, 3/1/16 ......................................................   2,100,000         A           2,235,009
   Series C, 6.1%, 3/1/13 ......................................................   1,250,000         A           1,317,850
Massachusetts General Obligation:
  Consolidated Loan, Series A, 7.5%, 6/1/04 ....................................  12,400,000         A          14,336,384
  Hynes Convention Center, Zero Coupon, 9/1/04 .................................   2,000,000         A           1,343,240
  Series A, 6.5%, 6/1/08 .......................................................   5,500,000         A           5,904,580
  Series B, 6.5%, 8/1/08 .......................................................   5,400,000         A           5,968,890
  Series C, Zero Coupon, 12/1/04 ...............................................   8,415,000         A           5,666,324
  Series D, 5.125%, 11/1/10 (c) ................................................   5,000,000         AAA         4,813,350
  C03 Series 1993B, 4.875%, 10/1/09 (c) ........................................   9,000,000         AAA         8,474,400
Massachusetts Health & Educational Facilities Authority:
  Anna Jaques Hospital, Series B, 6.875%, 10/1/12 ..............................   2,000,000         BBB         2,044,100
  Berkshire Health Systems, Series D, 5.6%, 10/1/08 (c) ........................   1,760,000         AAA         1,795,059
  Boston College, Series 1993 K, 5.25%, 6/1/09 .................................   2,880,000         A           2,845,699


    The accompanying notes are an integral part of the financial statements.


                    10 - Scudder Massachusetts Tax Free Fund


                                                                        Principal          Credit         Market
                                                                        Amount ($)        Rating (b)     Value ($)
-----------------------------------------------------------------------------------------------------------------
  Charlton Memorial Hospital, Series B, 7.25%, 7/1/07 ................  10,000,000          A            10,916,100
  Community College Program, Series A, 6.5%, 10/1/09 .................   1,000,000          AAA           1,076,690
  Cooley Dickinson Hospital Inc.:
   Series B, 5.25%, 11/15/10 (c) .....................................   2,005,000          AAA           1,940,780
   7.125%, 11/15/18, Prefunded 5/15/03** .............................   2,115,000          AAA           2,394,095
  Deaconess Hospital, Series B, 6.625%, 4/1/12 (c) ...................   2,000,000          AAA           2,163,040
  Faulkner Hospital, Series C, 6%, 7/1/13 ............................   2,650,000          BBB           2,515,115
  Massachusetts General Hospital, Series F, 6.25%, 7/1/12 (c) ........   5,000,000          AAA           5,374,800
  Medical Academic and Scientific, Series A, 6.5%, 1/1/09 ............   5,000,000          A             5,235,600
  Medical Center of Central Massachusetts, Series A, 7%, 7/1/12 (c) ..   3,600,000          AAA           3,949,776
  Melrose-Wakefield C06 Series 1996C, 6.625%, 7/1/18 .................   1,000,000          A               995,860
  Newton-Wellesley Hospital:
   Series D, 7%,7/1/15 (c) ...........................................   1,500,000          AAA           1,641,735
   Series E, 5.9%, 7/1/11 (c) ........................................   3,015,000          AAA           3,085,069
  North Adams, C06 Series 1996C, 6.625%, 7/1/18 ......................   1,560,000          BBB           1,536,491
  Northeastern University Series E:
   6.4%, 10/1/07 (c) .................................................   1,000,000          AAA           1,077,510
   6.5%, 10/1/12 (c) .................................................     450,000          AAA             486,446
  St. Luke's Hospital New Bedford, Series C, Yield Curve Notes, 7.22%
    8/15/10 (c)**** ..................................................   3,400,000          AAA           3,344,750
  South Shore Hospital, 6.5%, 7/1/10 (c) .............................   2,500,000          AAA           2,695,475
  Stonehill College, Series E, 6.55%, 7/1/12 (c) .....................   5,000,000          AAA           5,421,450
  Suffolk University, Series 1996 C, 5.65%, 7/1/11 ...................   1,045,000          AAA           1,042,001
  Tufts University, Series C, 7.4%, 8/1/18 ...........................     530,000          A               566,618
  Williams College, 5.75%, 7/1/09 ....................................   3,000,000          AA            3,004,770
Massachusetts Housing Finance Agency:
  Housing Project Refunding Revenue:
   Series B, 6.05%, 12/1/09 (c) ......................................   3,000,000          AAA           3,050,640
   Series A, 6.3%, 10/1/13 ...........................................   7,000,000          A             7,119,630
  Housing Project Revenue, Series A, 6.375%, 4/1/21 ..................   3,905,000          A             3,941,941
  Residential Development, Series C, 6.875%, 11/15/11 ................  15,250,000          AAA          16,189,553
  Single-Family Mortgage Revenue, Series 44, 5.9%, 12/1/13 ...........   3,000,000          A             3,011,490
Massachusetts Industrial Finance Agency:
  Edgewood Retirement Community, Series A, 9%, 11/15/25 ..............   1,650,000          NR            1,693,527
  First Mortgage, Evanswood Bethzatha, Series A, 7.875%, 1/15/20 .....   1,000,000          NR            1,026,890

    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Massachusetts Tax Free Fund


                                                                                 Principal          Credit         Market
                                                                                 Amount ($)        Rating (b)     Value ($)
--------------------------------------------------------------------------------------------------------------------------
  Holy Cross College:
   C06 Series 1996, 5.5%, 3/1/16 (c) ..........................................   5,000,000         AAA          4,906,200
   C06 Series 1996, 5.25%, 3/1/09 (c) .........................................   1,190,000         AAA          1,170,770
   Issue II, 6.375%, 11/1/09 ..................................................   1,000,000         A            1,101,110
  Resource Recovery, North Andover Solid Waste, Series A, 6.3%, 7/1/05 ........   6,500,000         BBB          6,771,960
  Massachusetts Biomedical Research Corp.:
   Series A, Zero Coupon, 8/1/00 ..............................................   2,860,000         A            2,396,737
   Series A, Zero Coupon, 8/1/01 ..............................................   3,650,000         A            2,893,611
   Series A, Zero Coupon, 8/1/02 ..............................................   3,650,000         A            2,742,282
  Nantucket C06 AMT:
   Series 1996 A, 5.75%, 7/1/08 (c) ...........................................   1,400,000         AAA          1,414,168
   Series 1996 A, 5.75%, 7/1/09 (c) ...........................................   1,400,000         AAA          1,406,986
   Series 1996, 5.875%, 7/1/17 (c) ............................................   2,000,000         AAA          1,998,600
  Pollution Control Revenue, Eastern Edison Company Project, 5.875%, 8/1/08 ...   4,750,000         BBB          4,604,793
  Revenue East Boston C06 Series 1996, 7.625%, 7/1/26 .........................   2,750,000         BB           2,712,903
  Solid Waste Disposal, Peabody Monofil Project, 9%, 9/1/05 (d) ...............   3,000,000         NR           3,090,600
  Sturdy Memorial Hospital, 7.9%, 6/1/09 ......................................   1,820,000         A            1,954,134
  Pollution Control Revenue, Boston Edison Company, Series A, 5.75%, 2/1/14 ...   2,000,000         BBB          1,912,580
  Provider Lease Program, Series 1988 A-1, 8.4%, 7/15/08 ......................   1,870,000         NR           1,925,763
Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue:
  Series A, 6.75%, 7/1/06 .....................................................   2,855,000         BBB          3,125,254
  Series A, 5%, 7/1/12 (c) ....................................................   1,000,000         AAA            927,770
  Series A, 5%, 7/1/17 (c) ....................................................   3,610,000         AAA          3,316,796
  Series A, 5.1%, 7/1/08 (c) ..................................................     840,000         AAA            816,077
  Series B, 6.75%, 7/1/08 .....................................................   9,000,000         BBB          9,851,940
  Series B, 4.95%, 7/1/09 (c) .................................................   1,575,000         AAA          1,510,425
  Series C, 6.625%, 7/1/10 ....................................................   1,000,000         BBB          1,041,320
  Series C, 6.625%, 7/1/10 (c) ................................................   3,500,000         AAA          3,835,475
Massachusetts Port Authority Revenue, Tax Exempt Receipts, ETM,
  Zero Coupon, 7/1/13*** ......................................................   1,000,000         AAA            896,330
Massachusetts Special Obligation, Series 1996 A, 5.5%, 6/1/11 (c) .............   5,000,000         AAA          4,979,650
Massachusetts Water Pollution Abatement Trust, Pooled Loan Program:
  Series 2, 5.625%, 2/1/10 ....................................................   2,820,000         AAA          2,853,925
  Series 2, 5.7%, 2/1/15 ......................................................   1,150,000         AAA          1,157,038
Massachusetts Water Resource Authority:
  Series A, 6.5%, 7/15/09 .....................................................  15,000,000         A           16,450,200
  Series A, 6.5%, 7/15/19 .....................................................   3,000,000         A            3,287,520

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder Massachusetts Tax Free Fund


                                                                                 Principal          Credit         Market
                                                                                 Amount ($)        Rating (b)     Value ($)
--------------------------------------------------------------------------------------------------------------------------
  Series B, 6%, 11/1/08 ........................................................  5,785,000           A          6,028,896
  General Revenue, Series C, 5.25%, 12/1/08 ....................................  2,705,000           A          2,673,676
  General Revenue, Series C, 5.25%, 12/1/15 ....................................  4,030,000           A          3,828,863
Nantucket, MA, General Obligation, 6.8%, 12/1/11 ...............................  1,000,000           A          1,085,530
New England Educational Loan Marketing Corporation, Massachusetts Student Loan
  Revenue, 5.7%, 7/1/05 ........................................................  6,250,000           A          6,357,000
Springfield, Massachusetts General Obligation C06 Series 1996,
  5.3%, 8/1/11 (c) .............................................................  1,250,000           AAA        1,217,350
University of Massachusetts, Building Authority Revenue:
  Series B, 6.625%, 5/1/09 .....................................................  2,415,000           A          2,680,191
  Series B, 6.625%, 5/1/10 .....................................................  2,575,000           A          2,857,349
  Series B, 6.75%, 5/1/11 ......................................................  2,745,000           A          3,080,055
  Series B, 6.875%, 5/1/14 .....................................................  1,300,000           A          1,485,419
Worcester, MA, General Obligation:
  6.9%, 5/15/05, Prefunded 5/15/02 (c)** .......................................  1,850,000           AAA        2,077,495
  6.9%, 5/15/06, Prefunded 5/15/02 (c)** .......................................  1,500,000           AAA        1,684,455
Puerto Rico
Puerto Rico Aqueduct and Sewer Authority, 6%, 7/1/09 ...........................  1,000,000           A          1,033,240
Puerto Rico Highway and Transportation Authority NC Series
  1996 Y, 6.25%, 7/1/14 ........................................................  2,000,000           A          2,130,856
--------------------------------------------------------------------------------------------------------------------------
Total Long-term Municipal Investments (Cost $300,366,466)                                                      315,287,991
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $302,066,466) (a)                                                    316,987,991
--------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $302,066,466. At September 30, 1996, net unrealized appreciation for all securities based on tax cost was $14,921,525. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $15,713,591 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $792,066.

  (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

  (c) Bond is insured by one of these companies: AMBAC, Connie Lee, FGIC, FSA or MBIA.

  (d) Restricted Security - Security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted security at September 30, 1996 is as follows:

         Security                              Acquisition Date       Cost ($)
         --------                              ----------------      ---------
         MIFA, Solid Waste, Peabody Monofil        12/30/94          3,000,000

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Massachusetts Tax Free Fund

     * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

    ** Prerefunded: Bonds which are prerefunded are collateralized by U.S.
       Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

   *** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

  **** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of September 30, 1996.

    The accompanying notes are an integral part of the financial statements.


                    14 - Scudder Massachusetts Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                      as of September 30, 1996 (Unaudited)

Assets
--------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $302,066,466) (Note A) ..  $ 316,987,991
                  Interest receivable .............................................      5,202,240
                  Receivable on Fund shares sold ..................................        298,852
                  Other assets ....................................................            219
                                                                                     -------------
                  Total assets ....................................................    322,489,302
Liabilities
--------------------------------------------------------------------------------------------------
                  Dividends payable ...............................................        543,122
                  Payable for Fund shares redeemed ................................        145,939
                  Accrued management fee (Note C) .................................        159,385
                  Other accrued expenses (Note C) .................................         95,387
                                                                                     -------------
                  Total liabilities ...............................................        943,833
                  --------------------------------------------------------------------------------
                  Net assets, at market value .....................................  $ 321,545,469
                  --------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Unrealized appreciation on investments ..........................     14,921,525
                  Accumulated net realized loss ...................................     (3,812,974)
                  Shares of beneficial interest ...................................        233,864
                  Additional paid-in capital ......................................    310,203,054
                  --------------------------------------------------------------------------------
                  Net assets, at market value .....................................  $ 321,545,469
                  --------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                   ($321,545,469 / 23,386,432 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares              -------------
                   authorized .....................................................  $       13.75
                                                                                     -------------

    The accompanying notes are an integral part of the financial statements.


                    15 - Scudder Massachusetts Tax Free Fund

                             Statement of Operations
                 six months ended September 30, 1996 (Unaudited)

Investment Income
----------------------------------------------------------------------------
           Income:
           Interest ...........................................  $ 9,301,625
                                                                 -----------
           Expenses:
           Management fee (Note C) ............................      944,974
           Services to shareholders (Note C) ..................      145,794
           Custodian and accounting fees (Note C) .............       56,237
           Trustees' fees and expenses (Note C) ...............        8,708
           Reports to shareholders ............................       22,737
           Auditing ...........................................       18,022
           Registration fees ..................................        7,724
           Legal ..............................................        6,530
           Other ..............................................        7,492
                                                                 -----------
                                                                   1,218,218
           -----------------------------------------------------------------
           Net investment income ..............................    8,083,407
           -----------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------
                  Net realized loss from:
                  Investments .................................     (108,627)
                  Futures .....................................      (99,181)
                                                                 -----------
                                                                    (207,808)
                  Net unrealized appreciation during the
                    period on:
                  Investments .................................    1,389,379
                  Futures .....................................       51,013
                                                                 -----------
                                                                   1,440,392
                                                                 -----------
                  Net gain on investments .....................    1,232,584
           -----------------------------------------------------------------
                  Net increase in net assets resulting from
                    operations                                   $ 9,315,991
           -----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    16 - Scudder Massachusetts Tax Free Fund

                       Statements of Changes in Net Assets


                                                                       Six Months
                                                                          Ended
                                                                      September 30,   Year Ended
                                                                          1996         March 31,
Increase (Decrease) in Net Assets                                      (Unaudited)       1996
--------------------------------------------------------------------------------------------------
           Operations:
           Net investment income ..................................  $   8,083,407   $  16,175,218
           Net realized gain (loss) from investment transactions ..       (207,808)        581,573
           Net unrealized appreciation on investment
              transactions during the period ......................      1,440,392       7,364,821
                                                                     -------------   -------------
           Net increase in net assets resulting from operations ...      9,315,991      24,121,612
                                                                     -------------   -------------
           Distributions to shareholders from net investment
              income ..............................................    (8,083,407)    (16,175,218)
                                                                     -------------   -------------
           Fund share transactions:
           Proceeds from shares sold ..............................     28,152,694      58,182,143
           Net asset value of shares issued to shareholders in
              reinvestment of distributions .......................      4,754,802       9,475,939

           Cost of shares redeemed ................................    (26,879,537)    (57,794,885)
                                                                     -------------   -------------
           Net increase in net assets from Fund share
              transactions ........................................      6,027,959       9,863,197
                                                                     -------------   -------------
           Increase in net assets .................................      7,260,543      17,809,591
           Net assets at beginning of period ......................    314,284,926     296,475,335
                                                                     -------------   -------------
           Net assets at end of period ............................  $ 321,545,469   $ 314,284,926
                                                                     -------------   -------------

Other Information
--------------------------------------------------------------------------------------------------
          Increase (decrease) in Fund shares
          Shares outstanding at beginning of period ..............     22,942,284      22,236,389
                                                                    -------------   -------------
          Shares sold ............................................      2,072,077       4,245,322
          Shares issued to shareholders in reinvestment of
             distributions .......................................        348,477         690,492
          Shares redeemed ........................................     (1,976,406)     (4,229,919)
                                                                    -------------   -------------
          Net increase in Fund shares ............................        444,148         705,895
                                                                    -------------   -------------
          Shares outstanding at end of period ....................     23,386,432      22,942,284
                                                                    -------------   -------------

    The accompanying notes are an integral part of the financial statements.


                    17 - Scudder Massachusetts Tax Free Fund

                              Financial Highlights


The following table includes select data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                                                          For the
                                                                                                                          Period
                                                                                                                          May 28,
                                                                                                                           1987
                                                                                                                         (commence-
                                    Six Months                                                                           ment of
                                      Ended                                                                              operations)
                                   September 30                                                                          to
                                       1996                             Years Ended March 31,                             March 31,
                                   (unaudited)    1996     1995     1994     1993       1992      1991     1990   1989     1988
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
                                     ---------------------------------------------------------------------------------------------
   period .........................   $13.70    $13.33    $13.16   $13.61    $12.81    $12.44    $12.25   $12.23   $12.28   $12.00
                                     ---------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income .............      .35       .72       .74      .81       .84       .81       .83      .82      .81      .69
Net realized and unrealized
   gain (loss) on investment
   transactions ...................      .05       .37       .18     (.33)      .96       .46       .19      .13      .22      .21
                                     ---------------------------------------------------------------------------------------------
Total from investment operations ..      .40      1.09       .92      .48      1.80      1.27      1.02      .95     1.03      .90
                                     ---------------------------------------------------------------------------------------------
Less distributions:
From net investment income ........     (.35)     (.72)     (.74)    (.81)     (.84)     (.81)     (.83)    (.82)    (.88)    (.62)
From net realized gains on
   investment transactions ........      --        --        --      (.08)     (.16)     (.09)      --      (.11)(a) (.20)     --
In excess of net realized gains ...      --        --       (.01)    (.04)      --        --        --       --       --       --
                                     ---------------------------------------------------------------------------------------------
Total distributions ...............     (.35)     (.72)     (.75)    (.93)    (1.00)     (.90)     (.83)    (.93)   (1.08)    (.62)
                                     ---------------------------------------------------------------------------------------------
Net asset value, end of              ---------------------------------------------------------------------------------------------
   period .........................   $13.75    $13.70    $13.33   $13.16    $13.61    $12.81    $12.44   $12.25   $12.23   $12.28
                                     ---------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ..............     2.98**    8.28      7.37     3.37     14.59     10.46      8.60     7.89     9.50     7.73**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ...................      322       314       296      332       267       120        67       46       31       16
Ratio of operating expenses,
   net to average daily net
   assets (%) .....................      .77*      .75       .47      .07       --        .48       .60      .60      .51      .50*
Ratio of operating expenses
   before expense reductions,
   to average daily net
   assets (%) .....................      .77*      .76       .77      .77       .83       .93      1.05     1.16     1.20     2.25*
Ratio of net investment income
   to average daily net
   assets (%) .....................     5.13*     5.23      5.73     5.80      6.36      6.38      6.72     6.60     7.23     7.55*
Portfolio turnover rate (%) .......    12.89*     20.9      10.2     17.0      29.6      23.2      27.1     45.5    110.5     95.9*

(a) Includes $.01 per share distributions in excess of realized gains pursuant to Internal Revenue Code Section 4982.
(b) Total returns are higher due to maintenance of the Fund's expenses.
*   Annualized
**  Not annualized


    The accompanying notes are an integral part of the financial statements.


                    18 - Scudder Massachusetts Tax Free Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Massachusetts Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Restricted Securities. The Fund may not purchase restricted securities (for these purposes, restricted security means a security which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration, or which is subject to other legal or contractual delays in or restrictions on resale), if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities. The aggregate fair value of restricted securities at September 30, 1996 amounted to $3,090,600 which represents .96% of net assets.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.


                    19 - Scudder Massachusetts Tax Free Fund

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At March 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $1,283,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date.

In addition, from November 1, 1995 through March 31, 1996, the Fund incurred approximately $111,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending March 31, 1997.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                  B. Purchases and Sales of Securities

During the six months ended September 30, 1996, purchases and sales of municipal securities (excluding short-term investments) aggregated $31,430,256 and $20,096,298, respectively.

The aggregate face value of future contracts closed during the six months ended September 30, 1996 was $7,930,388.

                               C. Related Parties

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 1996, the fee pursuant to the Advisory Agreement amounted to $944,974.


                    20 - Scudder Massachusetts Tax Free Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 1996, the amount charged to the Fund by SSC aggregated $90,989, of which $15,126 is unpaid at September 30, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1996, the amount charged to the Fund by SFAC aggregated $29,588, of which $4,931 is unpaid at September 30, 1996.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1996, Trustees' fees and expenses charged to the Fund aggregated $8,708.


                    21 - Scudder Massachusetts Tax Free Fund

                       Investment Products and Services


The Scudder Family of Funds
--------------------------------------------------------------------------------
Money Market
  Scudder Cash Investment Trust
  Scudder U.S. Treasury Money Fund

Tax Free Money Market+
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
  Scudder California Tax Free Fund*
  Scudder High Yield Tax Free Fund
  Scudder Limited Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder Massachusetts Limited Term
   Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder Medium Term Tax Free Fund
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

Growth and Income
  Scudder Balanced Fund
  Scudder Growth and Income Fund

Income
  Scudder Emerging Markets Income Fund
  Scudder Global Bond Fund
  Scudder GNMA Fund
  Scudder High Yield Bond Fund
  Scudder Income Fund
  Scudder International Bond Fund
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund

Growth
  Scudder Capital Growth Fund
  Scudder Classic Growth Fund
  Scudder Development Fund
  Scudder Emerging Markets Growth Fund
  Scudder Global Discovery Fund
  Scudder Global Fund
  Scudder Gold Fund
  Scudder Greater Europe Growth Fund
  Scudder International Fund
  Scudder Latin America Fund
  Scudder Micro Cap Fund
  Scudder Pacific Opportunities Fund
  Scudder Quality Growth Fund
  Scudder Small Company Value Fund
  Scudder 21st Century Growth Fund
  Scudder Value Fund
  The Japan Fund

Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------
IRAs
Keogh Plans
Scudder Horizon Plan*+++ (a variable annuity)
401(k) Plans
403(b) Plans
SEP-IRAs
Profit Sharing and Money Purchase
  Pension Plans

Closed-End Funds#
--------------------------------------------------------------------------------
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The First Iberian Fund, Inc.
The Korea Fund, Inc.
The Latin America Dollar Income Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder New Asia Fund, Inc.
Scudder New Europe Fund, Inc.
Scudder World Income  Opportunities
  Fund, Inc.

Institutional Cash Management
--------------------------------------------------------------------------------
Scudder Institutional Fund, Inc.
Scudder Fund, Inc.
Scudder Treasurers Trust(TM)++

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.


                    22 - Scudder Massachusetts Tax Free Fund

                             How to Contact Scudder

Account Service and Information

                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information

                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:

                  http://funds.scudder.com

Or Stop by a Scudder Funds Center

                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:
                   Boca Raton             New York
                   Boston                 Portland, OR
                   Chicago                San Diego
                   Cincinnati             San Francisco
                   Los Angeles            Scottsdale

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                    23 - Scudder Massachusetts Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.